                                                                   EXHIBIT 14(b)


INDEPENDENT AUDITORS' CONSENT

MuniYield New York Insured Fund II, Inc.:

We consent to the reference to us under the captions "Comparison of the Funds-Financial Highlights" and "Experts" appearing in the Proxy Statement and Prospectus, which is a part of this Pre-Effective Amendment No. 1 to Registration Statement No. 333-88423 on Form N-14.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Princeton, New Jersey
November 8, 1999